UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 13, 2009

MedAssets, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33881	51-0391128

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Point Center E, Suite 200, Alpharetta, Georgia	30022

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	678-323-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On January 13, 2009, MedAssets, Inc. (the "Company") issued a press release reaffirming the Company’s 2008 and 2009 financial outlook and updating the Company’s 2009 earnings per share guidance.  The Company’s management team will present at the J.P. Morgan Healthcare Conference on Wednesday, January 14, 2009 at 11:00 am ET (8:00 am PT).  A webcast will be available on MedAssets’ Investor Relations website at http://ir.medassets.com in the Events & Presentations section. A copy of the press release is attached as Exhibit 99.1 and the information in the press release as to the Company’s projected 2008 results of operations and financial condition and the safe harbor statement are hereby incorporated by reference in this Item 2.02.

Item 2.02 of this Form 8-K and the information incorporated by reference herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01.     Regulation FD Disclosure.

The press release attached as Exhibit 99.1, other than the information in the press release as to the Company’s projected 2008 results of operations and financial condition, is hereby incorporated by reference in this Item 7.01.

Item 7.01 of this Form 8-K and the information incorporated by reference herein shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 13, 2009.

This exhibit is furnished pursuant to Items 2.02 and 7.01 as described above and shall not be deemed to be “filed.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedAssets, Inc.

January 13, 2009	By:	/s/ L. Neil Hunn
Name: L. Neil Hunn

Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 13, 2009.